Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events
11. Subsequent Events

(a)	Dividend Payments on Series C and Series D Preferred Stock

On July 15, 2024, the Company paid a quarterly cash dividend of $17.5 per share, or $240 in the aggregate, on its then outstanding 13,729 shares of Series D Preferred Stock to Series D Preferred Stockholders of record date July 12, 2024, for the period from April 15, 2024, up to and including July 14, 2024.

On July 15, 2024, the Company also paid a quarterly cash dividend of $20.0 per share, or $177 in the aggregate, on its then outstanding 8,853 Series C Preferred Stock to Series C Preferred Stockholders of record date July 12, 2024, for the period from April 15, 2024 up to and including July 14, 2024.

(b)	Purchase of MR2 tanker vessel

On July 15, 2024, the Company, through its newly wholly-owned subsidiary, Batiki Shipping Company Inc., entered into a Memorandum of Agreement to acquire the M/T Zeze Start, a 2009 built MR2 tanker vessel, for an aggregate purchase price of $27,000 from an entity controlled by a director of the Company. The vessel is expected to be delivered to the Company on or around September 9, 2024, and no sale and purchase commissions will be paid on the transaction to either party. Of the purchase price, $18,900 will be paid in cash and the remaining amount will be paid in the form of shares of the Company’s Series D Preferred Stock. Of the cash purchase price, $10,900 will be paid to the seller after the delivery of the vessel but not later than November 26, 2024, pursuant to a seller’s credit and will bear interest at the rate of 5.0% per annum. The aggregate purchase price of the vessel was based on two independent third-party broker valuations. On July 16, 2024, the Company paid a 10% deposit or $2,700 to the seller as per the agreement terms.